UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: Date of earliest event reported:	November 7, 2006 November 5, 2006
McKesson Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

McKesson Plaza, One Post Street, San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)
(415) 983-8300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
On November 5, 2006, McKesson Corporation (“McKesson”), Per-Se Technologies, Inc. (“Per-Se”) and Packet Merger Sub Inc., a wholly owned subsidiary of McKesson (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of Per-Se by McKesson.
Under the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Per-Se (the “Merger”), the separate corporate existence of Merger Sub will cease and Per-Se will continue as the surviving corporation of the Merger and as a wholly-owned subsidiary of McKesson. Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock of Per-Se issued and outstanding immediately prior to the effective time (other than shares held by Per-Se, McKesson or any of their subsidiaries, or any stockholders who properly exercise appraisal rights under Delaware law), will be automatically converted into the right to receive $28.00 in cash per share, without interest.
The consummation of the Merger is subject to various customary conditions, including adoption of the Merger Agreement by Per-Se’s stockholders and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
The Merger Agreement contains customary representations and warranties between Per-Se and McKesson and Merger Sub. The Merger Agreement also contains customary covenants and agreements, including covenants providing for the parties to use reasonable best efforts to cause the closing to be completed. The Merger Agreement also requires Per-Se to call and hold a meeting of its stockholders to adopt the Merger Agreement as soon as reasonably practicable.
The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, Per-Se may be required to pay McKesson a termination fee of $44,000,000.
Concurrent with the execution of the Merger Agreement, ValueAct Capital Master Fund, L.P., VA Partners, L.L.C. and ValueAct Capital Management, L.P. (collectively, the “ValueAct Holders”) entered into a Voting Agreement (the “Voting Agreement”) with McKesson (and, for limited purposes, Per-Se). Pursuant to the Voting Agreement, the ValueAct Holders agreed to vote their shares of Per-Se common stock, which represent approximately 15.5% of Per-Se’s outstanding common stock, in favor of the Merger. The Voting Agreement will terminate upon any termination of the Merger Agreement and in certain other specified circumstances.
The foregoing description of the Merger Agreement and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Voting Agreement, which are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference. The Merger Agreement and Voting Agreement each contain representations and warranties made by and to the parties thereto as of specific dates. The assertions embodied in those representations and warranties were made for purposes of the respective agreements and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the agreements. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.
Additional Information and Where to Find it
In connection with the proposed acquisition, Per-Se plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PER-SE ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to stockholders of Per-Se. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Per-Se with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, you may also obtain McKesson’s filings with the SEC, free of charge, from McKesson’s website (www.mckesson.com) under the tab “Investors” through the “SEC Filings” link and you may obtain Per-Se’s filings with the SEC, free of charge, from Per-Se’s website (www.Per-Se.com) under the tab “Investor Relations” through the “SEC Filings” link.
McKesson, Per-Se and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from Per-Se’s stockholders in favor of the proposed acquisition. Information regarding McKesson’s directors and executive officers is available in McKesson’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on June 15, 2006. Information regarding Per-Se’ directors and executive officers is available in Per-Se’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 14, 2006. Additional information regarding the interests of such potential Per-Se participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

2.1	Agreement and Plan of Merger, dated as of November 5, 2006, by and among McKesson Corporation, Packet Merger Sub Inc. and Per-Se Technologies, Inc.

99.1	Voting Agreement, dated as of November 5, 2006, by and among ValueAct Capital Master Fund, L.P., VA Partners, L.L.C., ValueAct Capital Management, L.P., McKesson Corporation, and solely for the purposes of Section 5.02 thereof, Per-Se Technologies, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation (Registrant)
Date: November 7, 2006	By:	Jeffrey C. Campbell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 6, 2006, by and among McKesson Corporation, Packet Merger Sub Inc. and Per-Se Technologies, Inc.

99.1	Voting Agreement, dated as of November 5, 2006, by and among ValueAct Capital Master Fund, L.P., VA Partners, L.L.C., ValueAct Capital Management, L.P., McKesson Corporation, and solely for the purposes of Section 5.02 thereof, Per-Se Technologies, Inc.